2009

2008 Achievements
▪ Successful resolution of Calpine litigation
▪ Significant progress on strategy shift to onshore unconventional player
▪ Established experienced team and filled key functions
▪ Initiated comprehensive resource assessments and reviews of existing asset positions
▪ Completed four property acquisitions
▪ Increased project inventory by ~150%
▪ Entered several new unconventional plays with substantial upside from meaningful positions

Net Acreage
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2005
2006
2007
2008
Non-Core
South Texas
Sac Basin
San Juan
DJ Basin
Bakken Acreage Option

Acreage by Core & Non-Core
Expanded Acreage Position

Rio Vista
Sacramento Basin
Pinedale
Denver
DJ Basin
San Juan Basin
Houston
Laredo
LEGEND
Major Activity Areas
Other Producing Areas
Offices
Headquarters

Rockies
78.3 Bcfe
South Texas Lobo &
Perdido 159.7 Bcfe
Gulf of Mexico
17.7 Bcfe
State Waters
9.9 Bcfe
Sacramento Basin
110.9 Bcfe
Other Areas
21.8 Bcfe
Proved Reserves
398 Bcfe
2008 Year End Reserves

Rio Vista
Sacramento Basin
Pinedale
Denver
DJ Basin
San Juan Basin
Houston
Laredo
LEGEND
Major Activity Areas
Other Producing Areas
Offices
Headquarters

Rockies
164 Bcfe
South Texas
74 Bcfe
Gulf of Mexico
10 Bcfe
State Waters
3 Bcfe
Sacramento Basin
41 Bcfe
Other Areas
6 Bcfe
Risked Resource Inventory*
1,158 Projects
299 Bcfe
* (includes PUD, Probable & Possible)
2008 Year End Capital Inventory

Additional Resource Potential
Beyond Reserves & Inventory
▪ Denver Julesburg Basin Niobrara Chalk
▪ Sacramento Basin Tight Capay Sand
▪ South Texas Eagle Ford Shale
▪ Alberta Basin Bakken Shale

WYOMING
NEBRASKA
Dinosaur Nat'l. Mon.
Fort Collins
Greeley
Rocky Mtn. Nat'l. Pk.
Loveland
South Platte
Boulder
DENVER
Arvada
Aurora
Englewood
Colorado
ROCKY MTS.
Vail
COLORADO
Aspen
Grand Junction
Colorado Nat'l. Mon.
Pikes Peak
Colorado Springs
Black Canyon of the Gunnison Nat'l. Mon.
Gunnison
Royal Gorge
Pueblo
Arkansas
Rio Grande
Great Sand Dunes Nat'l. Mon.
Mesa Verde Nat'l. Pk.
Blanca Peak
SAN JUAN MTS.
UTAH
KANSAS
ARIZONA
NEW MEXICO
OKLAHOMA

Denver Julesburg Basin
Sedgwick County
Logan County
Phillips County
Weld County
Morgan County
Washington County
DJ
Yuma County
Adams County
Arapahoe County
Kit Carson County
Rosetta Resources

30 miles
Denver
Denver Julesburg Basin Niobrara Play
Rosetta Resource’s Position:
 - Net Undeveloped Acreage:  90,000 acres
 - Net Projects:  1750 wells*
 - Net Resource Potential: 350 Bcfe
* Not including the 500 locations already in inventory
Denver Julesburg Basin

Sacramento Basin
Trinity County
Tehama County
Plumas County
Glenn County
Butte County
Sierra County
Mendocino County
Colusa County
Sutter County
Placer County
El Dorado County
Sonoma County
Napa County
Sacramento County
Solano County
Rio Vista
Marin County
San Joaquin County
Alameda County
Stanislaus County

Redwood Nat'l. Pk.
Lava Beds Nat'l. Mon.
Mt. Shasta
Eureka
Lassen Volcanic Nat'l. Pk.
Sacramento
Chico
SACRAMENTO
Lake Tahoe
NEVADA
UTAH
SIERRA NEVADA
Yosemite Nat'l. Pk.
Berkeley
Oakland
San Francisco
San Jose
Santa Cruz
Monterey
San Joaquin
Mt. Whitney
Death Valley Nat'l. Pk.
Fresno
Sequoia Nat'l. Pk.
Bakersfield
MOJAVE
CALIFORNIA
DESERT
ARIZONA
San Luis Obispo
Santa Barbara
San Bernardino
North Pacific Ocean
Los Angeles
Long Beach
Palm Springs
Joshua Tree Nat'l. Pk.
Salton Sea
Colorado
San Diego

Sacramento Basin
Tight Capay Resource Play
Sacramento Basin Tight Capay Sand Play
Rosetta Resource’s Position:
 - Net Undeveloped Acreage:  30,000 acres
 - Net Projects:  375 wells*
 - Net Resource Potential: 100 Bcfe
* 80 Acre Development

NORTONVILLE SANDS
EMIGH
(DOMENGINE)
IONE
EMIGH "F"
CAPAY
BASE CAPAY SANDS
HAMILTON
APPR. BASE RIO VISTA GAS UNIT -5450'
MEGANOS
ANDERSON
MARTINEZ

Plugged and Abandoned

MIDDLE CAPAY
Tight Sand
Sacramento Basin
Tight Capay Resource Play
WELL RESULTS
Well	Initial Rate (Mcfe/d)
RVGU 242	475
RVGU 222	200
RVGU 296	130
RVGU 299	1300
Jordan 8	1250
RVGU 269U	550
Average	650

Rosetta Resources Eagle Ford acreage
Eagle Ford Trend
Dimmit County
La Salle County
McMullen County
Webb County
2 MMcfe/d
4 MMcfe/d
4 MMcfe/d
9 MMcfe/d
9 MMcfe/d
N/A
Drilling
Logged & Set-Up for Horizontal
TXCO
EOG
Petrohawk
Rosetta
TEXAS
OKLAHOMA
NEW MEXICO
MEXICO

South Texas
Eagle Ford Shale Play

West Shelby
Shelby
Toole County
Liberty County
Glacier County
Pondera County
Flathead County
eton County
Chouteau County
Cascade County

CANADA
NORTH DAKOTA
Havre
Nat'l. Pk.
Clark Fork
Flathead Lk.
Missouri
Ft. Peck Lake
ROCKY MTS.
Great Falls
Yellowstone
MONTANA
Missoula
HELENA
Anaconda
Butte
Billings
Bozeman
Jefferson
Yellowstone Nat'l. Pk.
IDAHO
WYOMING
SOUTH DAKOTA

Alberta Basin
Bakken Shale Resource Play
Alberta Basin Bakken Play
Rosetta Resource’s Position:
 - Net Undeveloped Acreage: 231,000 acres
 - Net Projects:                723 wells*
 - Net Resource Potential:           60 - 300 MMBOE
* 320 acre development
Glacier County
Cut Bank
Cut Bank

Legend
▄▄	Shelby
▄▄	West Shelby
▄▄	Cut Bank Field
	Oil pipeline injection station
	City of Cut Bank
▬	Oil Pipeline - segregated stream
▬	Oil Pipeline - segregated stream
▬	Gas Pipeline - High Pressure
▬	Gas Pipeline - Low Pressure
Cut Bank Field
Cumulative Production: 178 MMboe
Gravity: ≈ 39 ° API
Local Pricing: NYMEX - $10-$15
Bakken Shale
Alberta Basin
Bakken Shale Resource Play
Canada
U.S.A
Glacier County
Flathead County
Lake County
Teton County
Chouteau County
Liberty
County
Toole County
Pondera County

Growth Opportunities
Summary of Projects in Addition to Our PUD, Probable & Possible Inventories
	Areal Extent (Net Acres)	Projects (Project Count)	Net Resource (Bcfe)
DJ Basin Niobrara Chalk	90,000	1,750	350
California Tight Capay Sand	30,000	375	100
South Texas Eagle Ford Shale	25,000	150	300
Alberta Basin Bakken Shale	230,000	700	600
TOTAL	375,000	2,975	1,350

Financial Status
▪ Amended Revolving Credit Facility
 ▪ Maximum credit amount increased to $600MM
 ▪ Borrowing base reset to $375MM
 ▪ Maturity date is July 1, 2012
▪ Amended Second Lien Term Loan
 ▪ Borrowing at $75MM with $25MM accordion feature
 ▪ Maturity date is October 2, 2012
▪ Strong liquidity from unused Revolver capacity and cash
▪ Protected 2009 natural gas production with 52 BBtu/d swapped at an average price of $7.65 and 5 BBtu/d of collars at $8.00 by $10.05
▪ Protected 2010 natural gas production of 10 BBtu/d swapped at $8.31

$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
1/1/08
4/1/08
7/1/08
10/1/08
1/1/09
4/1/09
7/1/09
10/1/09
1/1/10
4/1/10
NYMEX Gas
Rosetta Investment Deck

Strip < ROSE Price Deck
- Preference for inorganic activities
- Ramp up asset studies to build inventory
- Maintain flexibility to respond to environment
Strip > ROSE Price Deck
- Preference for organic activities
- Ramp up drilling in existing assets and convert
 price-sensitive inventory
- Consider adding hedges
- Maintain financial discipline to position for cycles
Flexibility - How Will We Act?

2009 Business Plan
▪ Maintain balance between cash flow and capital activity
▪ Re-engineer existing opportunity set
 ▪ Sacramento Basin workovers
 ▪ Lobo program
▪ Pursue bolt-on/strategic acquisitions
▪ Evaluate new play opportunities
 ▪ Eagle Ford
 ▪ Bakken
▪ Evaluate sale of non-core assets
▪ Focus on cost reductions

It’s a Great Time to Look at Rosetta
▪ Post-Calpine reserves and financial position is high quality
▪ Unconventional approach on existing assets will be impactful
▪ Ground floor opportunity to participate in significant new play entry
▪ Experienced management with passion and commitment
▪ Very attractive risk-reward profile for Company our size
▪ Today trading at significant discount on valuation basis to companies with similar business model